                                                                  EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence S. Doyle and Frederick W. Deichmann, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GCR Holdings Limited and any or all amendments thereto, and any and all documents in connection therewith, and file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue thereof.

SIGNATURE                           TITLE                                               DATE
/s/ Lawrence S Doyle                President, Chief Executive                          October 31, 1996
---------------------               Officer and Director (Principal
Lawrence S. Doyle                   Officer)

/s/ Frederick W. Deichmann          Chief Financial Officer and                         October 31, 1996
---------------------               Secretary (Principal Financial
Frederick W. Deichmann              and Accounting Officer)

/s/ Steven H. Newman                Chairman of the Board of Directors                  October 31, 1996
---------------------
Steven H. Newman

/s/ Loay Al-Naqib                   Director                                            October 31, 1996
---------------------
Loay Al-Naqib

/s/ J. Markham Green                Director                                            October 31, 1996
---------------------
J. Markham Green

/s/ Al Lerner                       Director                                            October 31, 1996
---------------------
Alfred Lerner

/s/ John P. McNulty                 Director                                            October 31, 1996
----------------------
John P McNulty

/s/ David A. Olsen                  Director                                            October 31, 1996
----------------------
David A. Olsen

/s/ Joseph D. Roxe                  Director                                            October 31, 1996
----------------------
Joseph D. Roxe

/s/ Jerry S. Rosenbloom             Director                                            October 31, 1996
------------------------
Jerry S. Rosenbloom

/s/ Michael E. Satz                 Director                                            October 31, 1996
----------------------
Michael E. Satz

/s/ Donald J. Zuk                   Director                                            October 31, 1996
----------------------
Donald J. Zuk